Exhibit 32(c)

                  CERTIFICATION OF EXECUTIVE VICE PRESIDENT AND
               PRESIDENT AND CHIEF EXECUTIVE OFFICER OF EAGLEBANK
                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the Form 10-Q of Eagle Bancorp, Inc. for the quarter ended June 30, 2003, I, H. L. Ward, Executive Vice President of Eagle Bancorp, Inc. and President and CEO of EagleBank, hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-Q for the quarter ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Eagle Bancorp, Inc.



/s/ H. L. Ward
--------------------------------------------
H. L. Ward
Executive Vice President, Eagle Bancorp, Inc.
President and CEO, EagleBank